Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant

[X]

Filed by a party other than the registrant

[   ]

Check the appropriate box:

[    ]

Preliminary Proxy Statement

[    ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X]

Definitive Proxy Statement

[    ]

Definitive Additional Materials

[    ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Shadows Bend Development, Inc.

(Name of Registrant as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X]

No fee required

[    ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[    ]

Fee paid previously with preliminary materials

[    ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

October 18, 2002

Dear Shareholder:

Enclosed herewith you will find a Notice of an Annual Meeting of Shareholders to be held on Monday, November 11, 2002, at the hour of 4:00 PM Central Standard Time at 200 Lafayette, Suite 750, Baton Rouge, LA 70801, together with an Information Circular, Proxy Card, and 2nd Quarter Form 10QSB.

The Notice of meeting and Information Circular describe the items of business to be dealt with at the meeting and provide you with other pertinent information about Shadows Bend Development, Inc., its directors and executive officers.

If you cannot attend the meeting, it is important that you are represented by proxy. The form of proxy enables you to signify your voting intentions in advance, whether or not you plan to attend the meeting. Please complete, date, sign and return in the envelope provided.

By orders of the Board of Directors,

Michael Sciacchetano
President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Shadows Bend Development, Inc. (the “Corporation”) will be held at 200 Lafayette, Suite 750, Baton Rouge, LA 70801, on the 11th day of November, 2002 at the hour of 4:00 PM (Central Standard Time) for the following purposes:

1.	To elect directors.

2.	To appoint auditors; and to authorize the directors to fix their remuneration and/or appoint, if necessary, another auditor, as seen fit, in the event of a major transaction.

3.	To approve the 2002 Stock Option and Grant Plan.

4.	To consider and vote to pass a resolution to consolidate the issued capital of the Corporation such that one share be issued in exchange for up to ten old issued common shares of the Corporation, at the discretion of the directors of the Corporation within the next Annual General Meeting.

5.	To ratify the acquisitions of Three Oaks Corporation and Holly Hills Corporate Services and other acquisitions contemplated by the Board of Directors.

6.	To consider and vote to pass a resolution authorizing directors to issue shares for consulting and other services in accordance with the requirements of the Securities Act of 1933 of the United States Securities and Exchange Commission (Form S-8).

7.	To consider and vote to pass on a proposal to approve issuance of common shares to directors for services rendered and to ratify issuances to date, and to pay any additional salaries or back salaries as needed.

8.	To authorize applying for the BBX exchange listing.

9.	To authorize the formation of the Audit Committee.

10.	To ratify the issuance of dividend shares.

11.	To transact such further and other business as may properly come before the meeting or any adjournment thereof.

       Copies of the Information Circular, Proxy Card and 2nd Quarter Form 10QSB of the Corporation accompany this notice.

Dated at Louisiana this 18th day of October 2002.

By Order of the Board of Directors

Michael Sciacchetano
President

INFORMATION CIRCULAR

PROXIES

MANAGEMENT SOLICITATIONS OF PROXIES

       THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF PROXIES to be used at the annual meeting of the shareholders of Shadows Bend Development, Inc. (the “Corporation”) to be held November 11, 2002. Proxies will be solicited primarily by mail and may also be solicited by the directors and/or officers of the Corporation at nominal cost. The Corporation will bear the cost of solicitation of proxies.

REVOCATION OF PROXIES

       The proxy may be revoked before it is exercised by instrument in writing and delivered in the same manner as the proxy, at any time up to and including the last business day preceding the day of the meeting or any adjournment thereof, at which time the proxy is to be used or delivered to the chairman of the meeting on the meeting or any adjournment thereof, prior to the time of voting and upon either such occurrence, the proxy is revoked.

VOTING

VOTING OF SHARES AND PRINCIPAL HOLDERS THEREOF

       As of September 6, 2002, there were 41,959,744 common shares outstanding, each carrying the right to one vote per share. The Board of Directors fixed the close of business on October 9, 2002, as the record date for the purpose of determining shareholders entitled to receive notice of the meeting, but failure to receive a notice does not deprive a shareholder of the right to vote those shares at the meeting upon producing properly endorsed share certificates, or otherwise establishing share ownership, and demanding the inclusion of his name in the list of shareholders not later then ten days before the date of the meeting.

PROVISIONS RELATING TO VOTING OF PROXIES

       Proxies are only voted when a poll is required. A poll is a vote by written ballot, which gives on vote for each common share registered in the name of the member.

       IF THERE IS CERTAINTY OF INSTRUCTION, THE PERSON NAMED IN THE ENCLOSED PROXY WILL VOTE (EXCEPT WHERE THERE IS A DIRECTION TO WITHHOLD VOTING) THE SHARES IN RESPECT OF WHICH HE OR SHE IS APPOINTED IN ACCORDANCE WITH THE DIRECTIONS OF THE MEMBER APPOINTING THE PROXY HOLDER. IN THE ABSENCE OF SUCH DIRECTIONS, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOR OF THE MOTIONS PROPOSED TO BE MADE AT THE MEETING AS REFERRED TO IN THE ATTACHED NOTICE OF MEETING. IF THE DIRECTIONS ARE MADE IN RESPECT TO ANY MATTER, SUCH SHARES WILL SIMILARLY BE VOTED FOR THE ADOPTION OF SUCH MATTER.

       The enclosed Form of Proxy confers discretionary authority upon the person named therein with respect to any amendment, variation or other matter to come before the meeting, other that the matters referred to in the Notice of Meeting, HOWEVER IF ANY SUCH AMENDMENTS, VARIATION OR OTHER MATTERS WITH ARE NOT NOW KNOWN TO MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HERBY SOLICITED WITH BE VOTED THEREON IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.

MATTERS TO BE ACTED ON

ELECTION OF DIRECTORS — PROPOSAL NUMBER ONE

       The Directors of the Corporation are elected annually and hold office until the next Annual Meeting. The Articles of the Corporation currently provide for a Board of Directors consisting of not less than one (1) and not more than seven (7) directors. Management proposes the persons listed below be nominated for election as Directors of the Corporation for the ensuing year.

       Management does not contemplate that any of the persons proposed to be nominated by it will be unable to serve as Director. If prior to the Meeting any such nominees are unable or unwilling to serve, the persons named in the accompanying form of proxy will vote for another nominee or nominees in their discretion if additional nominations are made at the Meeting.

       MICHAEL SCIACCHETANO has served as director and president of Shadows Bend Development since its inception in January 2000. From September 1999 until present he has been the president and CEO of Holly Hills Corporate Services, an assisted living facility structured for the care of Alzheimer residents located in Marion, Illinois. From August 1997 until present he has also been the president of Trace Resources, a company which manages healthcare facilities, diagnostic imaging companies and home care agencies. From 1993 until 1997 he was the administrator and owner of Southern Nursing Home Care, a 200+ patient home health agency.

       IVAN GALINDO has served as director since September 2002. He is currently vice president of marketing for the Rogo Letter with an emphasis on the development of new business. He has held this position since January of 2002. Prior to that position he managed the cleaning operation and marketing for a commercial cleaners from 1998 through December 2001. The Rogo Letter was retained by Shadows Bend Development.

Name, Office Held with The Corporation and Present Principal Occupation	Director since	Number of shares of the Corporation beneficially owned or over which control or direction is Exercised

Michael Sciacchetano President, Director and Principal Financial Accounting Officer	January 2000	14,171,522	(2)

Ivan Galindo, Director	September 2002	-0-

(1)	Based upon 41,959,744 shares outstanding
(2)	Includes shares issued to Mr. Sciacchetano as developer of Alzheimer project and President of Shadows Bend Development.

       The information as to the shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually.

Statement of executive compensation

       The following table sets forth, for the fiscal year ended December 31, 2001 the aggregate remuneration paid or payable by the Corporation in each such period to the person who acted and an Executive to the Company during the year ended 2001.

Name and Principal Position	Twelve Months December 31	Annual Compensation Fees

Michael Sciacchetano President, Director and Principal Financial Accounting Officer	$48,000	$144,000

Compensation of directors

       During the fiscal year ended December 31, 2001, none of the directors of the Corporation received any fees or retainers for acting as directors or as members of committees of the board of directors.

Report on executive compensation

       The Corporation’s primary concern in compensating executive officers is to provide a lower level of fixed cash compensation, but to provide through, stock appreciation rights, bonuses, and incentives for the executive officers to ensure their continuing commitment to the Corporation, its overall performance, and stock performance for the Corporation’s shareholders.

Directors and officers liability insurance

       The Corporation is applying for directors and liability insurance, which will be wholly payable by the Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. Shadows Bend believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were completed however they were filed late.

APPOINTMENT OF AUDITORS — PROPOSAL NUMBER TWO

       On May 3, 2002 we appointed the accounting firm of Ham, Langston & Brezina as our independent accountants to examine the Company’s financial statements for the year ended December 31, 2002. A resolution to ratify the appointment will be presented at the annual meeting.

APPROVAL OF 2002 STOCK OPTION AND GRANT PLAN — PROPOSAL NUMBER THREE

       Here is a summary of the significant terms of the Plan approved by us on January 30, 2002.

Total Number of Shares Covered	5,000,000 shares

Administration	The Board of Directors administers the Plan.

Eligible Persons	Officers, key employees and other individuals who may not be employees but have performed bona fide services to the Company.

Exercise Price	Generally the closing price of the Company’s stock on the date we grant the option, but could be lower.

Terms of Options	Generally 10 years, but could be shorter.
5
Exercise of Options	The holder of an option can choose to pay the exercise price of the option in cash, with the Company’s common stock (valued at the closing price of the common stock on the exercise date) or by a cashless exercise. In a cashless exercise, the option holder instructs his or her stockbroker to sell the shares to be acquired upon exercise of the option and pay the exercise price to the Company.

Transferability	Options are not transferable expect by will or by the laws of descent and distribution.

Term of Plan	The Plan will expire on January 30, 2012, unless terminated earlier.

       The shareholders are therefore asked to approve the 2002 Stock Option and Grant Plan.

STOCK CONSOLIDATION — PROPOSAL NUMBER FOUR

       A stock consolidation may be required depending upon the situation to ensure better market valuation of the Corporation’s common stock. The shareholders are therefore asked to pass a special resolution authorizing directors to consolidate the issued capital of the Corporation such that one share be issued in exchange for up to ten old issued common shares of the Corporation, at their sole discretion within the next Annual Meeting.

ACQUISITIONS — PROPOSAL NUMBER FIVE

       Three Oaks Corporation is a 60+ bed Alzheimer care facility now operating in the state of Florida. Holly Hills Corporate Services is a room and board facility now operating in the State of Illinois. The shareholder’s are therefore asked to pass a special resolution ratifying the acquisitions and approving other acquisitions of similar Alzheimer dementia-care facilities.

STOCK ISSUANCE FOR CONSULTING AND OTHER SERVICES — PROPOSAL NUMBER SIX

       It may be beneficial to the Corporation to offer shares to its consultants or contractors in payment of services rendered. Such issuance allows the Corporation to conserve funds for investment and other business operations and retain highly skilled and qualified consultants. It is Management’s belief that it can successfully negotiate with its consultants and contractors for full or partial payment for service fees with shares. The shareholders are therefore asked to pass a resolution authorizing the directors to issue such shares in compliance with the United States Securities and Exchange Commission Act 1933 (Form S-8).

COMPENSATION PACKAGES FOR DIRECTORS — PROPOSAL NUMBER SEVEN

       Management believes it is fair to compensate those directors, who rendered services, in the form of shares and payment of salaries or back salaries. Such compensation will help directors’ continuing commitment to the Corporation and provide further incentive. The shareholders are asked to pass a resolution approving issuance of shares to the directors for services rendered and to ratify issuances to date, as well as for payment of additional salaries or back salaries as needed.

APPLICATION TO THE BBX — PROPOSAL NUMBER EIGHT

       The Bulletin Board Exchange (BBX) is scheduled to launch in the second quarter of 2003, pending approval by the Securities and Exchange Commission. The BBX will begin to accept applications on November 1, 2002 (date dependent on SEC approval). The shareholders are asked to pass a resolution approving the application to the Bulletin Board Exchange.

FORMATION OF AN AUDIT COMMITTEE — PROPOSAL NUMBER NINE

       In order to list on the BBX, issuers will be required to create an audit committee, a majority of which cannot be comprised of non-independent directors. The shareholders are asked to pass a resolution approving the formation of an Audit Committee.

DIVIDEND ISSUANCE — PROPOSAL NUMBER TEN

       To improve trading liquidity and broaden ownership, the board of directors approved a dividend payment on January 23, 2002. Shadows Bend shareholders received two additional shares for every one share of Shadows Bend common stock held on the record date. The effective date for the dividend was February 5, 2002, to shareholders of record as of the close of the market on January 29, 2002. Shareholders are asked to pass a resolution ratifying dividend issuance.

SHAREHOLDERS PROPOSALS FOR 2002 ANNUAL MEETING

       If you want to include a shareholder proposal in the proxy statement for the 2002 annual meeting, it must be delivered to the Company’s President at the Company’s executive offices before October 31, 2002.

SHAREHOLDERS PROPOSALS FOR 2002 ANNUAL MEETING

       If you want to include a shareholder proposal in the proxy statement for the 2003 annual meeting, it must be delivered to the Company’s President at the Company’s executive offices before June 15, 2003.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

       Management knows of no other matters to come before the Annual Meeting of shareholders other than as set forth in the Notice of Meeting. HOWEVER, IF OTHER MATTERS, WHICH ARE NOT KNOWN TO MANAGEMENT, SHOULD PROPERLY COME BEFORE THE MEETING, THE ACCOMPANYING PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON HOLDING THE PROXY.

CERTIFICATE OF APPROVAL OF DIRECTORS

       The foregoing does not contain any untrue statements of a material fact and does not omit a material fact that is required to be stated. This Information Circular and the mailing of the same to shareholders have been approved by the Board of Directors of the Corporation.

Dated this 18th day of October, 2002.

By order of the Board of Directors

Michael Sciacchetano, President